SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                            FORM 8-K/A


                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                  Date of Report: April 28, 1999


                      NPC INTERNATIONAL, INC.
      (Exact name of registrant is specified in its charter)

                              Kansas
                     (State of incorporation)


          0-13007                          48-0817298
(Commission Identification No.)    (IRS Employer Identification No.)

           720 West 20th Street, Pittsburg, Kansas 66762
        (Address of principal executive office   Zip Code)

          Registrant's telephone number:  (316/231-3390)



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

This filing amends Form 8-K dated February 16, 1999 pertaining to the acquisition of 99 Pizza Huts from Pizza Hut, Inc. Financial statements related to the acquired assets were not available at the time Form 8-K was filed. Initial estimates regarding the financial statements of the 99 Pizza Hut Units were made at the time the initial Form 8-K was filed, to measure significance on a preliminary basis. Actual results differed from these estimates and once the financial statements became available, the 99 Pizza Huts did not meet the level of significance defined by Rule 1-02(w) of Regulation S-X. As a result financial statements of the 99 Pizza Huts and pro-forma financial statements are not included in this filing.

(a.) Financial statements of business acquired

     Not Applicable

(b.) Pro forma financial information

     Not Applicable

(c.) Exhibits

     Not Applicable

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      NPC INTERNATIONAL, INC.

DATED:    April 28, 1999




Troy D. Cook
Sr. Vice President Finance
Chief Financial Officer
Principal Financial Officer